UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2003

SOHU.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30961	98-0204667
(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Jianguomen Nei Avenue

Bright China Chang An Building

Tower 2, Room 1519

Beijing 100005

People’s Republic of China

(011) 8610-6510-2160

(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Items 7(a) and 7(b) of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 5, 2003, as amended by Amendment No. 1 filed with the SEC on December 23, 2003 and Amendment No. 2 filed with the SEC on January 6, 2004, is hereby amended to add the following to such Items 7(a) and 7(b):

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Pursuant to Item 7(a), in connection with the 17173 acquisition, below is a statement of assets to be sold as of September 30, 2003 and a statement of direct revenues and direct expenses for the nine month period then ended for the 17173.com Web site property.

Report of Independent Auditors

To Board of Directors of Sohu.com Inc.:

We have audited the accompanying statement of assets to be sold of 17173.com Website, a website owned by Netdragon Websoft Inc. (“Netdragon”), as of September 30, 2003 and the related statement of direct revenues and direct expenses for the nine months ended September 30, 2003. These financial statements are the responsibility of Netdragon’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statements present the assets sold and direct revenues and direct expenses of 17173.com Website as described in note 2 and are not intended to be a complete presentation of the 17173.com Website’s results of operations.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets to be sold of 17173.com Website as of September 30, 2003, and the excess of direct revenues over direct expenses for the nine months ended September 30, 2003, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton

Hong Kong

February 5, 2004

17173.COM WEBSITE (A DIVISION OF NETDRAGON WEBSOFT INC.)

STATEMENT OF ASSETS TO BE SOLD

(Amounts in thousands of US dollars)

September 30, 2003
ASSETS
Fixed assets, net of accumulated depreciation of $26	$111

Net assets to be sold	$111

The accompanying notes are an integral part of this financial statement.

17173.COM WEBSITE (A DIVISION OF NETDRAGON WEBSOFT INC.)

STATEMENT OF DIRECT REVENUES AND DIRECT EXPENSES

(Amounts in thousands of US dollars)

For the nine months ended September 30, 2003
Revenue	$1,197
Direct Expenses
Staff costs	(205)
Other	(130)

(335)

Excess of direct revenue over direct expenses	$862

The accompanying notes are an integral part of this financial statement.

17173.COM WEBSITE (A DIVISION OF NETDRAGON WEBSOFT INC.)

NOTES TO STATEMENT OF ASSETS TO BE SOLD AND STATEMENT OF DIRECT REVENUES AND DIRECT EXPENSES

(1) The Agreement

On November 24, 2003, Sohu.com Inc., through Sohu.com Limited, its wholly-owned subsidiary, completed the acquisition (the “17173 Acquisition”) of all of the outstanding capital stock of Kylie Enterprises Limited (the “17173.com Website”), a company incorporated in the British Virgin Islands as a wholly-owned subsidiary of Netdragon Websoft Inc. (“Netdragon”), pursuant to a stock purchase agreement dated as of November 14, 2003 between Sohu.com Limited and Netdragon. The 17173 Website is the owner of assets associated with 17173.com, which is a website providing information about multiplayer online games in the People’s Republic of China. The purchase price for the capital stock of the 17173 Target consisted of $20,500,000 in cash.

(2) Basis of Presentation / Carve Out

The statement of assets to be sold and the statement of direct revenues and direct expenses have been prepared in accordance with generally accepted accounting principles in the United States of America and in connection with the carve out of the 17173.com Website.

The statements have been prepared on a carve out basis in order to represent assets to be sold and direct revenues and direct expenses, which have been derived from the historical accounting records of Netdragon and subsidiaries and reflect significant assumptions and allocations.

Netdragon is a company organized under the British Virgin Islands and was the ultimate holding company of the 17173.com Website. In October 2003, Netdragon formed Kylie Enterprises Limited as its wholly owned subsidiary and, in connection with the acquisition of the 17173.com Website by Sohu.com Inc., transferred the assets associated with the 17173.com Website to Kylie Enterprises Limited.

Netdragon did not account for the 17173.com Website as a separate entity. Accordingly, the information included in the accompanying financial statements has been obtained from Netdragon and subsidiaries financial records. The statements of assets to be sold and direct revenues and direct expenses include certain allocations as discussed in note 3 (b) and (f) below.

Management believes that the allocations are reasonable; however, these allocated expenses are not necessarily indicative of costs that would have been incurred by the 17173.com Website on a stand-alone basis. Corporate expenses of Netdragon and other expenses such as executive compensation, central management systems, strategy and general corporate expenses, have not been allocated to the 17173.com Website as they are not directly attributable or specifically identifiable to the 17173.com Website, and therefore are not included in the accompanying statements.

Transaction systems (e.g. payroll, employee benefits, accounts receivable, accounts payable) used to record and account for cash transactions were not designed to track assets/ liabilities and receipts/ payments on a specific division basis. Given these constraints, and the fact that only certain assets of the 17173.com Website were sold, statements of financial position and cash flows have not been prepared.

(3) Summary of Significant Accounting Policies

(a) Foreign currency translation

Foreign currency transactions are translated at the applicable rates of exchange in effect at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange in effect at that date. Foreign currency transaction gains and losses were not material for any period presented.

Netdragon’s functional and reporting currency is the U.S. dollar. The functional currency of the 17173.com Website is the Renminbi (“RMB”). Sales and purchase and other expense transactions are generally denominated in RMB. Assets and liabilities are translated at the current exchange rate in effect at the balance sheet date, and revenues and expenses are translated at the average exchange rates in effect during the reporting period.

(b) Revenue Recognition

Advertising revenues are derived principally from standard contracts, substantially all of which are one year or less in duration. Such contracts establish the fixed price and advertising services to be provided. Pursuant to advertising contracts, the 17173.com Website provides advertisement placements on various Web site channels and in different formats, including but not limited to banners, links, logos, buttons, and content integration. Revenue is recognized ratably over the period the advertising is provided and, as such, the 17173.com Website considers the services to have been delivered. Based upon the 17173.com Website’s credit assessments of its customers prior to entering into contracts, the 17173.com Website determines if collectibility is reasonably assured. In situations where collectibility is not deemed to be reasonably assured, the 17173.com Website recognizes revenue upon payment from the customer. Specific allowances are provided against accounts receivable where collection becomes uncertain, generally when receivables remain outstanding over 180 days.

The five largest customers accounted for approximately 37% of the 17173.com Website revenues for the nine months ended September 30, 2003. No one customer accounted for greater than 10% of revenues for the nine months ended September 30, 2003.

(c) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Actual results could differ from these estimates. Also, as discussed in note 2, these financial statements include allocations and estimates that are not necessarily indicative of the costs and expenses that would have resulted if the 17173.com Website had been operated as a separate entity, or of the future results of the 17173.com Website.

(d) Fixed Assets and Depreciation

Fixed assets, comprising computer hardware and office equipment, are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method, with no residual value over the estimated useful lives of the assets, generally four to five years.

(e) Impairment

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.

(f) Direct Expenses

Certain direct expenses are specifically identifiable, and others are allocated to the 17173.com Website based on management’s estimate. Direct expenses for the nine months ended September 30, 2003 include $46,000 of allocated expenses.

(b) Pro Forma Financial Information.

The following unaudited pro forma combined balance sheet as of September 30, 2003 and unaudited pro forma combined statement of operations for the nine months ended September 30, 2003 give effect to the 17173 Acquisition. The unaudited pro forma combined financial information is derived from the Registrant’s unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2003 included in the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, and from the statement of direct revenues and direct expenses of the 17173.com Web site included under Item 7(a) of this Form 8K/A.

The unaudited pro forma combined balance sheet presents adjustments to Sohu’s balance sheet as of September 30, 2003 as if the 17173 Acquisition had occurred on that date and the unaudited pro forma combined statement of operations for the nine months ended September 30, 2003 presents adjustments to Sohu’s unaudited condensed consolidated statements of operations for the nine months ended September 30, 2003 as if the 17173 Acquisition had occurred on January 1, 2003.

The unaudited pro forma combined financial information is presented for illustrative purposes only and may not be indicative of the results that would have been obtained had the transaction actually occurred on the dates assumed, nor is it necessarily indicative of the future consolidated results of operations.

SOHU.COM, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2003

(Amounts in thousands of US dollars)

	September 30, 2003
	Sohu	Pro Forma Adjustments		Pro Forma, as Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$117,255	$(20,500)	B	$96,755
Accounts receivable, net	11,814			11,814
Accounts receivable from a related party	—			—
Prepaid and other current assets	2,945			2,945
Assets held for disposal	2,331			2,331
Current portion of long-term investments in marketable debt securities	14,898			14,898

Total current assets	149,243			128,743
Long-term investments in marketable debt securities	29,402			29,402
Fixed assets, net	5,574	110	A	5,684
Long-term loans to related parties	—			—
Intangible assets, net	—	3,052	A	3,052
Goodwill	—	17,498	A	17,498
Other assets, net	3,560			3,560

Total assets	$187,779	160		$187,939

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$855			855
Accrued liabilities and deferred revenues	19,012	160	C	19,172

Total current liabilities	19,867			20,027

Commitments and contingencies

Zero coupon convertible senior notes	90,000		90,000
Shareholders’ equity:
Common Stock	36		36
Treasury Stock	(2,003)		(2,003)
Additional paid-in capital	137,852		137,852
Deferred compensation	(20)		(20)
Accumulated other comprehensive income	446		446
Accumulated deficit	(58,399)		(58,399)

Total shareholders’ equity	77,912		77,912

Total liabilities and shareholders’ equity	$187,779	160	$187,939

SOHU.COM, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

(Amounts in thousands of US dollars, except per share data)

	Nine Months Ended September 30, 2003
	Sohu	17173.com Website	Pro Forma Adjustments		Pro Forma, as Adjusted
Revenues	$55,840	$1,197	$—		$57,037
Cost of revenues and operating expenses	35,011	335	414	D	35,760

Operating profit	20,829	862	(414)		21,277
Other expense	(743)				(743)
Interest income	1,202				1,202

Net income before taxes	21,288	862	(414)		21,736
Income tax expense	6,500				6,500

Net income	$14,788	$862	$(414)		$15,236

Basic net income per share	$0.42				$0.43

Shares used in computing basic net income per share	35,289				35,289

Diluted net income per share	$0.38				$0.39

Shares used in computing diluted net income per share	39,728				39,728

1. Pro Forma Adjustments and Assumptions

On November 24, 2003, Sohu.com Inc., through Sohu.com Limited, its wholly-owned subsidiary, completed the acquisition (the “17173 Acquisition”) of all of the outstanding capital stock of Kylie Enterprises Limited (the “17173.com Website”), a company incorporated in the British Virgin Islands as a wholly-owned subsidiary of Netdragon Websoft Inc (“Netdragon”), pursuant to a stock purchase agreement dated as of November 14, 2003 between Sohu.com Limited and Netdragon. The 17173 Website is the owner of assets associated with 17173.com, which is a website providing information about multiplayer online games in the People’s Republic of China. The purchase price for the capital stock of the 17173 Target consisted of $20,500,000 in cash.

The acquisition has been accounted for as a purchase business combination and, accordingly, the purchase price has been allocated to the tangible and identifiable intangible assets acquired on the basis of their estimated fair values on the acquisition date.

The following adjustments have been reflected in the unaudited pro forma combined financial statements:

(A) To allocate the purchase price to the fair value of the acquired assets of the 17173.com Website as of September 30, 2003. Assuming the transaction had occurred on September 30, 2003, the allocation would have been as follows (in thousands):

Fixed assets	$111
Identifiable intangible assets	3,052
Goodwill	17,337

Total	$20,500

(B) To record the payment of $20,500,000 in cash as described in Note 1.

(C) To record the accrual of estimated costs resulting from the 17173 Acquisition. It is anticipated that Sohu will incur charges related to the acquisition of 17173.com Website currently estimated to be $160,000. These charges include direct transaction costs, primarily for financial advisory and legal fees. The estimated charge is reflected in the unaudited pro forma combined balance sheet and it is recorded as part of goodwill. Actual amounts ultimately incurred could differ from estimated amounts due to the actual time incurred by professional advisors, including attorneys and accountants.

(D) To record amortization expense of identifiable intangible assets of $414,000 for the nine months ended September 30, 2003, as if the 17173 Acquisition had occurred on January 1, 2003. The identifiable intangible assets of $3,052,000, consisting of domain name, advertiser relationship, existing advertising contract and software, are determined based on an independent third party valuation performed as of November 25, 2003, and are recognized and amortized over their estimated useful life of 3 to 15 years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOHU.COM INC.

Date: February 9, 2004	By:	/s/ Derek Palaschuk

Derek Palaschuk
Senior Vice President and Chief Financial Officer